EXHIBIT 10.40
                                                                   -------------

                             COMPENSATION AGREEMENT
                             ----------------------

     This Compensation Agreement (this "AGREEMENT"), dated as of the 1st day of January, 2004 (the "Effective Date"), is entered into by and between DSL.net, Inc., a Delaware corporation (the "COMPANY"), and Robert DeSantis (the "KEY OFFICER").

     WHEREAS, the Company desires to afford the Key Officer the benefits set forth in this Agreement, in recognition of the Key Officer's contributions to the Company;

     NOW, THEREFORE, in consideration of the transactions contemplated hereby and the respective covenants and agreements of the parties herein contained, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.   CERTAIN COMPENSATION AND BENEFITS.
          ---------------------------------

          (a) Salary and Benefits. Without reducing any other benefits to which the Key Officer is otherwise entitled, the Company hereby agrees to provide to the Key Officer his base salary and benefits, at levels at least equal to those to which the Key Officer is currently entitled, from the Effective Date through at least March 31, 2004 (the "RETENTION PERIOD"), in accordance with standard Company payroll practices, unless the Key Officer quits without Good Reason (as defined below) or is terminated by the Company for Cause (as defined below) prior to expiration of the Retention Period.

          (b) Acceleration of Options. In addition to the foregoing, without reducing any other benefits to which the Key Officer is otherwise entitled, subject to Section 2(c) below, if the employment of the Key Officer is terminated by the Company without Cause or the Key Officer quits for Good Reason during the Retention Period or within nine (9) months following the expiration of the Retention Period (i.e., on or prior to December 31, 2004) (the "EXTENSION PERIOD"), all issued and outstanding unexercised stock options granted to such Key Officer on or prior to the date of this Agreement shall immediately vest and become exercisable for one (1) year following the termination date, with all other terms governed by the Key Officer's respective stock option agreements with the Company.

          (c) Certain Defined Terms. For purposes hereof, the term "CAUSE" shall mean (i) habitual intoxication, (ii) illegal drug use or addiction, (iii) conviction of a felony (or plea of guilty or NOLO CONTENDERE with respect thereto) which in any material respect impairs the reputation of, or in any material respect harms, the Company, (iv) material failure or inability to perform his agreements, duties or obligations as an employee of the Company, other than from illness or injury, which failure is not cured by the Key Officer within thirty (30) days (or such longer period as may be reasonably necessary to cure such failure) following notice to the Key Officer from the Company setting forth in reasonable detail the nature of such failure, or (v) commission of any act, or failure to act, in bad faith which in any material respect impairs the reputation of, or in any material respect harms, the Company. For purposes hereof, "GOOD REASON" shall mean (i) the reduction of the Key Officer's compensation or a reduction in the Key Officer's benefits not the result of Company-wide changes made to the Company's benefits plans affecting all or similarly situated employees of the Company, (ii) the relocation of the Company's office where the Key Officer most recently worked to a location more than thirty (30) miles from its then current location (without a corresponding permission from the Company allowing the Key Officer to telecommute), provided the Key Officer quits within fourteen (14) days after execution and delivery by the Company of a duly authorized lease or other binding agreement committing the Company to such relocation (provided, if the Company notifies the Key Officer of the Company's decision to cancel its planned relocation, the Company shall be deemed to have cured the event of "Good Reason" and the Key Officer's notice of resignation shall be deemed revoked, and the status quo shall be maintained, unless the Key Officer has already accepted employment with another employer),
(iii) a material reduction in the Key Officer's duties or position at the Company, (iv) a failure on the part of the Company to pay the Key Officer when due any salary, bonus or other material benefit due to him, provided, however, that, in any such event, the Key Officer shall notify the Company of such event and give it fifteen (15) days to remedy the situation before terminating his employment, or (v) there exists a breach by the Company of any material term or provision of any employment agreement between it and the Key Officer, provided, however, that, in any such event, the Key Officer shall notify the Company of such event and give it fifteen (15) days to remedy the situation before terminating his employment.

     2.   CONSEQUENCES OF TERMINATION.
          ---------------------------

          (a) Termination for Cause. Upon termination by the Company of the Key Officer's employment for Cause during the Retention Period or the Extension Period, all rights of the Key Officer under this Agreement shall immediately terminate and the Company shall have no further obligations hereunder, other than to pay to the Key Officer all base salary and accrued benefits owing as of the date of termination in accordance with the Company's normal practices then in effect.

          (b) Termination for Death or Disability. If the Key Officer's employment with the Company shall be terminated during the Retention Period or the Extension Period due to death or Disability (as defined below), the Company shall have no further obligations to the Key Officer or the Key Officer's heirs, beneficiaries, administrators, executors or other personal representatives under this Agreement, other than to pay to the Key Officer all base salary and accrued benefits owing as of the date of termination in accordance with the Company's normal practices then in effect. For purposes hereof, the term "DISABILITY" shall be used herein as defined in the Company's disability insurance policy in effect with respect to the Key Officer or, absent same, shall mean the Key Officer's inability, by reason of physical or mental incapacity (determined by a licensed physician reasonably acceptable to the Key Officer and the Company), to perform the essential functions of his job, with or without a reasonable accommodation by the Company, for an aggregate of seventy-five (75) days during any twelve (12) month period, as the case may be. Once the Key Officer has become Disabled, payment of any further base salary and benefits, if any, shall be subject to the Company's disability insurance coverage in effect with respect to the Key Officer.

          (c) Termination Without Cause. If the Key Officer's employment with the Company is terminated by the Company at any time during the Retention Period or the Extension Period without Cause, then, without reducing any other benefits to which the Key Officer is otherwise entitled, the Company will continue to provide to the Key Officer, for six (6) months from and after April 1, 2004, in the event the Key Officer was terminated without Cause on or prior to March 31, 2004, or the date of termination, in the event the Key Officer was terminated without Cause on or after April 1, 2004 (the "COVERED PERIOD"), his benefits and base salary in accordance with Company practices, less all withholdings required under then current Company policy and applicable law or regulation, provided, however, the foregoing payment of base salary shall be paid to the Key Officer in lump sum within thirty (30) days of the termination date, less all required withholdings; provided, further, however, that the Key Officer agrees that his eligibility to receive any and all compensation and benefits described in this
Section 2(c) and in Section 1(b) shall be subject to and contingent upon the Key Officer's execution of a full and complete release in favor of the Company, substantially in the form of that attached hereto as Exhibit A (including any changes thereto necessitated by applicable law at the time of execution, the "RELEASE"). The Key Officer shall return to the Company, in cash, the value of any compensation and benefits paid to him upon a violation of the provisions of said Release (except to the extent application of the foregoing clause would invalidate any waiver given thereunder) or the provisions of any of Sections 3 through 4 of this Agreement. No payments of compensation or benefits under
Section 2(c) or Section 1(b) shall be made nor rights of enforceability with respect thereto vested until the revocation period, if any, referred to in the Release shall have expired.

          (d) Termination by the Key Officer. A termination of the Key Officer's employment with the Company during the Retention Period or the Extension Period by the Key Officer upon his voluntary termination or resignation (other than a termination of employment with the Company by the Key Officer for Good Reason) shall be treated (solely for purposes of determining the Key Officer's eligibility to receive the compensation and benefits referred to herein) as a termination for Cause under Section 2(a). The Key Officer agrees to provide the Company with at least fourteen (14) days' prior written notice of his voluntary cessation of employment hereunder, subject to the Company's right to waive, upon notice to the Key Officer, such requirement and accelerate the effectiveness of the Key Officer's voluntary cessation of employment to an earlier time and date (but not earlier than the date of the Key Officer's giving of notice of his voluntary cessation of employment to the Company), it being mutually understood and agreed that the Company shall to continue to pay the Key Officer his compensation and benefits during the time of continued employment, if any, following the Key Officer's notice of his voluntary cessation of employment up through the effective date of termination. A termination of the Key Officer's employment with the Company during the Retention Period or the Extension Period by the Key Officer for Good Reason shall be treated as a termination without Cause under Section 2(c).

          (e) Status upon Termination. The termination of the Key Officer's employment hereunder, for any reason whatsoever, shall constitute the termination of this Agreement (subject to Section 6(i) hereof) and the Key Officer's effective termination from any and all positions of employment with the Company and all of its affiliates, unless otherwise mutually agreed to by the parties hereto.

     3.   NON-SOLICITATION AND CONFIDENTIALITY.
          ------------------------------------

          (a) Non-solicitation. Without limiting any other non-solicitation restrictions previously agreed to by the Key Officer as part of his employment arrangement with the Company, while an employee of the Company and during any Covered Period, the Key Officer agrees not to (i) solicit any employee of the Company or any of the Company's affiliates to leave the employ of the Company or such affiliate nor to hire any of the foregoing persons; provided, however, by way of clarification, the Key Officer shall not be deemed in breach of this clause (i) (A) in the event he or his new employer launches a general job search (through advertisement, job posting, or recruiter) that does not exclusively target the Company's employees or (B) in the event he or his new employer hires an employee of the Company or any of its affiliates who initiated employment discussions with the Key Officer or his new employer or who responded to a general job search campaign or recruiter inquiry that did not exclusively target the Company's employees; or (ii) solicit or cause to be solicited the business of any current customer or client of the Company or any of the Company's affiliates with respect to any line of business engaged in (or planned to be engaged in) by the Company, whether now existing or hereafter established, provided, however, the Key Officer shall not be deemed in breach of this clause
(ii) as a result of mass marketing campaigns aimed at prospects on customer lists obtained by the Key Officer or his new employer from sources other than the Company, and not in violation of this Agreement, and which do not expressly target the Company's customers or clients in particular.

          (b) Confidentiality. Without limiting any other non-disclosure obligations previously agreed to by the Key Officer as part of his employment arrangement with the Company, during and after the term of this Agreement, the Key Officer shall not, except as may otherwise be required by law, directly or indirectly disclose to any person or entity, or use or cause to be used in any manner adverse to the interests of the Company or any affiliate thereof, any Confidential Information (as defined below). The Key Officer agrees that, upon the termination of the Key Officer's employment with the Company, all tangible Confidential Information and Company property and duplicates thereof in the possession or control of the Key Officer, in any form or format, shall forthwith be returned to the Company and shall not be retained by the Key Officer or furnished or communicated to any third party in any form whatsoever. Prior to any disclosure of Confidential Information required by law, the Key Officer shall provide prompt notice thereof to the Company so as to allow the Company to seek appropriate injunctive relief and shall reasonably assist the Company in its efforts to limit such disclosure. The Key Officer further acknowledges and agrees to abide by his continuing obligation to not make use of any material non-public information with respect to the Company in a manner violative of applicable securities laws.

     As used in this Section 3(b), the term "CONFIDENTIAL INFORMATION" shall mean the following: (i) information disclosed to the Key Officer or known by the Key Officer as a consequence of the Key Officer's relationship with the Company and any affiliate thereof, not generally known in the industry of the Company's (or an affiliate's) business, about the Company's or an affiliate's business, employees, customers, directors, officers, partners, or shareholders; sales or marketing methods; business plans, methods and forecasts; service locations; customer, prospect and vendor lists; finances; or trade marks, trade secrets and other intellectual property, including without limitation, material non-public information about the Company's operations or business; (ii) information disclosed to the Key Officer or known by the Key Officer as a consequence of the Key Officer's relationship with the Company, or any affiliate thereof, not generally known in the businesses in which the customers of the Company or its affiliates are or may be engaged, about the business, products, processes, trade information and services of any such customer; and (iii) the terms of this Agreement, except to the extent that this Agreement has been publicly disclosed by the Company pursuant to applicable securities laws or the regulations of a governing exchange or market on which the Company's shares of common stock are then traded; provided, however, that the Key Officer may disclose the terms of this Agreement to his immediate family, tax and legal advisors, or as required by law.

          (c) Severability. The invalidity or unenforceability of this Section 3 in any respect shall not affect the validity or enforceability of this Section 3 in any other respect, or of any other provision of this Agreement. In the event that any provision of this Section 3 shall be held invalid or unenforceable by a court of competent jurisdiction by reason of the scope or the duration thereof or for any other reason, such invalidity or unenforceability shall attach only to the particular aspects of such provision found invalid or unenforceable as applied and shall not affect or render invalid or unenforceable any other provision of this Section 3 or the enforcement of such provision in other circumstances, and, to the fullest extent permitted by law, this Section 3 shall be construed as if the scope or the duration of such provision or other basis on which such provision has been challenged had been more narrowly drafted so as not to be invalid or unenforceable, so that the Agreement is construed broadly so as to capture as much of the original intent as possible.

     4.   NO DISPARAGING STATEMENTS.
          -------------------------

          The Key Officer and the Company mutually agree to refrain, during the Covered Period, from making any disparaging statements, either orally or in writing, about the other party, or, in the case of the Key Officer, any affiliate of the Company or any director, officer, security holder, commercial partner, employee, agent or other representatives of the Company, or any affiliate thereof. The foregoing shall not restrict the Company from disclosing to third parties the Key Officer's termination of employment with the Company.

     5.   INJUNCTIVE RELIEF.
          -----------------

          The Key Officer acknowledges and agrees that the Company and its affiliates are engaged in a highly competitive business and that the protections of the Company and each such affiliate set forth in Sections 3 and 4 of this Agreement are fair and reasonable and are of vital concern to the Company and its affiliates. Further, the Key Officer acknowledges and agrees that monetary damages for any violation of Sections 3 or 4 of this Agreement will not adequately compensate the Company and its affiliates with respect to any such violation. Therefore, in the event of a breach by the Key Officer of any of the terms and provisions contained in Sections 3 or 4 of this Agreement, the Company (and/or its affected affiliates) shall be entitled to institute legal proceedings to obtain damages for any such breach and/or to enforce the specific performance of this Agreement by the Key Officer and to enjoin the Key Officer from any further violations. The remedies available to the Company and its affiliates pursuant to this Section 5 may be exercised cumulatively by the Company (and its affiliates) in conjunction with all other rights and remedies provided by law. The Key Officer agrees that the provisions of this Section 5, and the provisions of Sections 3 and 4, shall survive the termination or expiration of this Agreement and the termination or expiration of the Key Officer's employment with the Company, regardless of how the Key Officer's employment may be or has been terminated.

     6.   MISCELLANEOUS.
          -------------

          (a) Governing Law; Disputes. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Connecticut without regard to its conflicts of law principles. Actions to enforce this Agreement shall be brought only in a state or federal court located in the State of Connecticut. Each party irrevocably (a) submits to the personal jurisdiction of such courts and waives any objection to the laying of venue therein or any inconvenient forum and (b) consents to service of process at the address given under Section 6(c) hereof. In the event of any litigation arising in respect of this Agreement, the prevailing party shall be reimbursed by the other party for all reasonable fees and expenses (including attorneys' reasonable fees and expenses) incurred in respect of such litigation.

          (b) Modification. No provision of this Agreement may be modified, amended, waived or discharged unless such waiver, modification, amendment or discharge is agreed to in writing and signed by the Key Officer and a duly authorized representative of the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any

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
condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. Until signed by both parties hereto, this Agreement represents a non-binding offer only, and shall be revocable by either party hereto upon notice to the other party.

          (c) Notices. All notices and other communications furnished or required hereunder shall be in writing and shall be delivered to each party hereto by personal delivery, by priority overnight delivery sent via a nationally recognized courier (charges for the account of sender), by facsimile transmission or by registered or certified U.S. mail, return receipt requested, addressed as follows:

                                    if to the Company, to:

                                    DSL.net, Inc.
                                    545 Long Wharf Drive, 5th Floor
                                    New Haven, CT  06511
                                    Attn:  Chief Executive Officer
                                    Facsimile:  (203) 624-4231
                                    Telephone:  (203) 772-1000

                                    with a copy to the Company's General
                                    Counsel, at the above address, and,

                                    if to the Key Officer, to:

                                    Robert DeSantis
                                    222 Dudley Road
                                    Wilton, CT 06897
                                    Facsimile:  (203) 834-5084
                                    Telephone:  (203) 834-2266

, or to such other address as either party may specify by notice to the other party given as aforesaid. Such notices shall be deemed to be effective five (5) business days after the same shall have been deposited, postage prepaid, in the U.S. mail, upon personal delivery, if the same shall have been delivered by hand, one (1) business day after deposit with an overnight courier, if sent via priority overnight delivery, or upon receipt of electronic facsimile confirmation, as the case may be. As used herein, a "BUSINESS DAY" shall mean any weekday other than a federal U.S. holiday.

          (d) Assignment. This Agreement may not be assigned by the Key Officer. This Agreement shall be binding upon and inure to the benefit of the Key Officer and his executors, legal guardians and heirs, the Company, and the Company's successors and assigns. Any assignment in contravention of this paragraph (d) shall be null and void.

          (e) Integration; Interpretation. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter expressly contained herein. In the event of a conflict between this Agreement and any other agreement between the parties, this Agreement shall prevail to the limited extent of the specific subject matter of the conflict. Notwithstanding any other term or provision of this Agreement to the contrary, nothing herein, nor the election on the part of the Key Officer to revoke or to not execute and deliver the Release, shall limit or reduce any rights to compensation or benefits of any kind, including without limitation stock option acceleration rights and/or health, dental and life insurance benefit continuation rights, owing to the Key Officer under separate employment, severance, stock option or other agreements between the Key Officer and the Company, it being mutually understood and agreed that the Key Officer's execution and delivery of the Release is in consideration of the Company's provision to the Key Officer of the compensation and benefits set forth in this Agreement to which the Key Officer is not otherwise entitled.

          (f) Invalidity. If any provision of this Agreement shall be determined by any court of competent jurisdiction to be unenforceable or invalid to any extent, the remainder of this Agreement shall not be affected thereby, and this Agreement shall be construed to the fullest extent possible so as to give effect to the intentions of the provision found unenforceable or invalid.

          (g) Headings. All headings contained in this Agreement are for reference purposes only and shall not in any way effect the meaning or interpretation of any provision or provisions of this Agreement.

          (h) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

          (i) Survival. This Agreement shall terminate upon the earlier to occur of the termination of the Key Officer's employment with the Company or 11:59 p.m., Eastern Time, on December 31, 2004; provided, however, the operative provisions of this Agreement which, by logical context, are necessary to interpret and enforce this Agreement so as to give effect to the parties' intent shall survive any such termination or expiration.

          IN WITNESS WHEREOF, the parties have executed this Agreement, effective as of the date above written.


                                    DSL.NET, INC.:


                                    By: /s/ David F. Struwas
                                        --------------------
                                    Name:  David F. Struwas
                                    Title:  Chairman & Chief Executive Officer





                                    KEY OFFICER:


                                    /s/ Robert DeSantis
                                        --------------------
                                    Name: Robert DeSantis






Attachment:
-----------

Exhibit A - Release

                               RELEASE AND WAIVER
                               ------------------

     This Release and Waiver (this "Release"), dated as of ________ __, ____, is entered into by and between Robert DeSantis, an individual residing at _______________________________ (the "Employee"), and DSL.net, Inc., a Delaware
corporation having a principal place of business at 545 Long Wharf Drive, 5th Floor, New Haven, CT 06511 (the "Company").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Employee has heretofore been employed by the Company, and is a party to that certain Compensation Agreement, dated as of January 1, 2004, by and between the Employee and the Company (the "Agreement");


     WHEREAS, the Employee's employment with the Company has been terminated (or is being terminated commensurate herewith) as of the date hereof; and

     WHEREAS, as a condition to the payment to the Employee of certain payments and benefits described in the Agreement, the Agreement requires that the Employee execute and deliver this Release in favor of the Company;

     NOW, THEREFORE, in consideration of the foregoing and the promises and covenants set forth herein, the Employee and the Company agree as follows:

     1. RELEASE BY THE EMPLOYEE. In consideration of the mutual promises contained herein, the Employee hereby releases and forever discharges the Company, its past and present affiliates and its and their past and present security holders, directors, officers, representatives, agents, employees, attorneys, employee benefit plans and their fiduciaries, and their successors (all collectively referred to hereinafter as the "Released Parties"), from any and all claims, charges, complaints, liens, demands, causes of action, obligations, damages and liabilities (all hereinafter referred to as a "Claim"), known or unknown, matured or unmatured, fixed or contingent, that he ever had, now has or may hereafter claim to have against the Released Parties arising directly or indirectly out of, or in any way connected with or based upon, or related in any way to, his employment by the Company, or his termination of employment with the Company, including, but not limited to, any Claim under local, state or federal law based on a claim of discrimination on the basis of age, race, color, religion, creed, sex, sexual harassment, sexual orientation, marital status, national origin, ancestry, present or past history of physical or mental disability or handicap, learning disability or veterans status, or based upon any other status or category protected under law, infliction or commitment of any tort, including wrongful termination of employment, and breach of contract, whether actual or implied or whether written or oral, and any associated attorneys' fees and expenses, in any case, through the date hereof. This waiver specifically refers to rights or Claims arising under the Federal Age Discrimination in Employment Act, 29 U.S. Code ss. 626(f). Other than Claims which may arise or accrue out of the subject matter of the Claims released above, the Employee does not waive rights or Claims against the Released Parties that may arise after the date hereof. The Employee waives rights or Claims in exchange for the consideration referred to in the Agreement (the "Benefits"), which consideration is in addition to anything of value from the Company to which the Employee already is entitled.

     2. SETTLEMENT OF AMOUNTS DUE. The Employee accepts the Benefits set forth in the Agreement, together with any payments and benefits previously provided by the Company to him, as full, complete and unconditional payment, settlement, accord and/or satisfaction of any and all obligations and liabilities of the Released Parties to the Employee, and with respect to all Claims that could be asserted by the Employee against the Released Parties arising out of the Employee's employment and/or other relationship with the Company, its subsidiaries and/or affiliates, or any change in and/or cessation of such employment or relationship, including, without limitation, any and all Claims for wages, salary, vacation pay, compensation, draws, incentive pay, bonuses, stock, stock options, deferred compensation, commissions, severance pay, attorney's fees, ownership or equity interests in the Company, exemplary damages or other benefits, costs or sums.

     3. DENIAL OF ADMISSION OF LIABILITY. The Employee acknowledges that this Release does not constitute an admission or concession by any Released Party of any liability or of any violation of any law in any jurisdiction on account of any of the Claims of the Employee which may have existed up to the date hereof.

     4. FORFEITURE OF PAYMENTS. The Employee acknowledges and agrees that the Benefits are being provided by the Company as consideration for the execution of this Release, and that he is not otherwise entitled to the Benefits. Therefore, the Employee waives his right to the consideration of the Benefits and agrees that he will return to the Company or reimburse the Company for the Benefits if he makes or files any Claim released under the provisions of this Release, or materially breaches any other terms and conditions of this Release or the Agreement, or revokes this Release pursuant to Section 10 hereof (except to the extent application of the foregoing clause would invalidate any waiver given hereunder). The Employee recognizes and agrees that any waiver of his right to the Benefits provided by the Company under the Agreement shall not limit in any way the Company's ability to enforce any of its rights under the Agreement, this Release or applicable law.

     5. SUCCESSORS AND ASSIGNS. This Agreement shall bind, and shall inure to the benefit of, the parties' respective heirs, executors, guardians, trustees, administrators, successors, assigns and legal representatives.

     6. COOPERATION BY THE EMPLOYEE. The Employee covenants and agrees to fully cooperate with the reasonable requests of any of the Released Parties in the defense or prosecution of any claims or actions which relate to the business conducted by the Released Parties during such time as the Employee was employed by the Company. The Employee also shall cooperate fully with the Released Parties in connection with any investigation or review of any federal, state or local regulatory authority, as any such investigation or review relates to events or occurrences that transpired while the Employee was employed by the Company.

     7. VALIDITY; GOVERNING LAW; HEADINGS. Should any of the provisions of this Release be declared or determined by any court to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and the illegal or invalid part, term or provision shall not be deemed to be part of this Release. This Release shall be governed by the laws of the State of Connecticut without regard to its conflicts of law rules. Any action or proceeding against any party to this Release relating in any way to this Release shall be brought only in the state or federal courts located in the State of Connecticut, and each party to this Release irrevocably (i) submits to the jurisdiction of each such court in respect of any such action or proceeding and
(ii) consents to service of process at the address given in the preamble to this Agreement, above, or such other address as either party shall have notified the other of, in writing (which, for the Company, may include such revised corporate address as shall be posted on the Company's Web site (www.dsl.net, or such successor site) or otherwise publicly disclosed, generally),for the limited and specific purpose of prosecuting and/or defending any action regarding the construction and/or enforcement of this Release or otherwise relating to the matters covered by this Release. Each party to this Release irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding in the aforementioned courts for the limited purposes described herein, and any claim that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Section headings herein are for reference purposes only and the language thereof shall not be afforded any interpretative intent.

     8. ADVICE OF COUNSEL. The Employee has been advised to seek counsel of his own choosing, he has had an opportunity to do so prior to executing this Release and he acknowledges that he has signed this Release knowingly, freely and voluntarily. The Employee acknowledges and agrees that he has been given a period of at least forty-five (45) days within which to consider, execute and deliver this Release.

     9. COUNTERPARTS. This Release may be executed in counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     10. REVOCATION OF RELEASE. The Employee acknowledges and agrees that he may revoke this Release at any time up to and including the seventh (7th) day after his execution hereof. Any such revocation must be received in writing by the Company by 5:00 p.m. Eastern Time on the date ending said revocation period. If revoked, this Release shall be null and void in its entirety. This Release shall not be enforceable or effective until the expiration of the foregoing 7-day period.

     11. OWBPA. Attached hereto as Schedule 1 is a list identifying information required to be disclosed to the Employee by the Older Workers' Benefit Protection Act, 29 U.S.C. Section 621, et seq. ("OWBPA"), as applicable. The contents of such Schedule 1 are confidential information of the Company, and may not be disclosed by the Employee to any third party other than the Employee's attorney (or pursuant to a court order, and then only after giving the Company prior written notice and cooperating with the Company in its pursuit of a protective order with respect thereto), provided said attorney agrees to maintain the confidentiality of such information pursuant to written confidentiality restrictions at least as restrictive as those set forth herein.

     12. AMENDMENT. This Release may not be amended or terminated (subject to Section 10 of this Release) except by a written instrument executed by the parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Release to be executed and delivered on the dates set forth below, effective as of the date first above written.

                                    DSL.NET, INC.



                                    By:________________________
                                    Name:  ____________________
                                    Title:  ___________________
                                    Date:  ____________________



                                    ___________________________
                                    Name:  Robert DeSantis
                                    Date:  ____________________

                                   SCHEDULE 1
                                   ----------

                                OWBPA DISCLOSURE

                                 (if applicable)

========================== ============ =================== ====================
    JOB TITLE/POSITION          AGE           SELECTED          NOT SELECTED
========================== ============ =================== ====================

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